SCHEDULE 14A

 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

THUNDER MOUNTAIN GOLD, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee	(Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THUNDER MOUNTAIN GOLD, INC.

Phone: 775-738-9826

Fax:  775- 738-3582

1239 PARKVIEW DRIVE, ELKO, NEVADA 89801

May  11, 2011

Dear Shareholder:

        You are cordially invited to attend Thunder Mountain Gold, Inc.’s annual meeting of shareholders on Tuesday, July 29, 2011, at 1:00: p.m. Mountain Time. The meeting will be held at the Doubletree Boise Riverside, 2900 West Chinden Boulevard, Boise, Idaho.. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

        YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet (see below for instructions) or mail so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting nay withdraw their proxies and vote in person.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Sincerely,

E. James Collord President & Principal Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July 29, 2011:
The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at

www.edocumentreview.com/THMG

        Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. To vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET
1.	Go to www.investorvote.com/THMG
2.	Follow the step-by-step instructions provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET

THUNDER MOUNTAIN GOLD, INC.

1239 PARKVIEW DRIVE

ELKO, NEVADA 89801

(775)-738-9826

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD July 29, 2011

To the shareholders of THUNDER MOUNTAIN GOLD, INC.:

The Annual Meeting of Shareholders of Thunder Mountain Gold, Inc. (the “Company”), a Nevada Corporation, will be held at the Doubletree  Boise Riverside, 2900 West Chinden Boulevard, Boise, Idaho on Tuesday, July 29, 2011 at 1:00: p.m. Mountain Time for the following purposes:

1.

To Elect Directors.

2.

To ratify and approve the Stock Option Plan.

3.

To ratify DeCcoria, Maichel & Teague as independent auditors.

4.

To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Shareholders of record, at the close of business on May 2, 2011, are entitled to notice of and to attend and to vote at the meeting. A telephone conference call-in number for the meeting has been made available at 1-800-391-1709 (Bridge Number 515931).  Interested parties are encouraged to visit the Company’s website at www.thundermountaingold.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

By order of the Board of Directors,

THUNDER MOUNTAIN GOLD, INC.

/s/ E. JAMES COLLORD

E. James Collord, President & Principal Executive Officer

May  __, 2011 / Approximate Date of mailing to Shareholders

IMPORTANT: Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope for which no postage is required if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

THUNDER MOUNTAIN GOLD, INC.

1239 PARKVIEW DRIVE

ELKO, NEVADA 89801

775-738-9826

PROXY STATEMENT

relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on Tuesday, July 29, 2011

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Thunder Mountain Gold, Inc. a Nevada corporation (the "Company"), to holders of shares of the Company’s Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, July 29, 2011 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL  MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2010

Our 2010 Notice of Annual Meeting, Proxy Statement  and Annual Report are available at: www.edocumentreview.com/THMG

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of seven individuals to the Corporation’s Board of Directors to each serve until the next annual meeting or until his successor shall have been elected and shall have qualified. See “Election of Directors”.

Approval of Stock Option Plan

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action to approve a Stock Option Plan. See "Ratification and approval of Stock Option Plan”.

Ratification of Auditors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action to ratify the appointment of independent auditors. See “Ratification of Auditors”.

Other Business

To transact other matters as may properly come before the Annual meeting, postponement(s) or any adjournment(s) thereof. See "Other Matters".

VOTING AT ANNUAL MEETING AND PRINCIPAL SECURITY HOLDERS

General

The close of business on the Record Date of May 2, 2011 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 27,006,299 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of the outstanding Common Stock, present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR election of seven directors; (2) FOR the ratification and approval of the Stock Option Plan; (3) FOR ratification of DeCoria, Maichel & Teague P.S. as independent auditors; and (4) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by timely executing and returning, by Internet, mail, or in person at the Annual Meeting, a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person or delivering instruction to the Company via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval.  The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf is routine matters for consideration at the meeting, in this case, item 3, the ratification of the appointment of our independent auditors for 2011. Prior to January 1, 2010 brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. Beginning January 1, 2010, brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Majority of shares cast	Not counted	Not voted
2	Approve Stock Option Plan	Majority of shares cast	Not counted	Not Voted
3	Ratification of Independent Auditors	Majority of shares cast	Not counted	Discretionary vote

The Company will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or telegram.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of   December 31, 2010, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name	Number of Shares Owned	Percent of Common Stock Outstanding
E. James Collord	1,703,200(2)(3)	6.38.4%
Eric T. Jones	1,978,577(2)	7.3%

PROPOSAL 1:  TO ELECT DIRECTORS

Nominees for election of Directors

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

Under the current bylaws of the Company the proposed term of office for which each nominee is a candidate is until the 2011 Annual Meeting of Shareholders or until his successor shall have been elected and shall have qualified.

The affirmative vote of the majority of the common shares represented at the meeting and entitled to vote, is required for election of each of the directors.

Nominees

Seven directors will be elected at the meeting, each to a one year term, to hold office until the next annual meeting of Shareholders and until such director’s successor shall be elected and shall qualify or until his earlier resignation, removal from office or death.

The names of the nominees, their principal occupations or employment and other data regarding them, based on information received from the respective nominees, are hereinafter set forth:

Directors

Name	Age	Office with the Company	Appointed to Office
E. James Collord	63	President, Chief Executive	Since 1978
		Officer, Director

Pete Parsley	49	Vice President, Director	Since 1999
		Exploration Manager

Eric T. Jones	48	Chief Financial Officer,	Since March 2006
		Investor Relations

Dr. Robin S. McRae	69	Director	Since 1978

Edward D. Fields	72	Director	Since March 2006

Douglas J. Glaspey	57	Director	Since June 2008

R. Llee Chapman	53	Director, Chairman of Audit	Since January 2010
		Committee

Background and experience

E. James Collord has a Masters in Science degree in exploration geology from the Mackay School of Mines, University of Nevada, Reno (1980).  He has been a mining professional for 37 years, employed in a variety of capacities, including mill construction superintendent, exploration geologist, mine construction and reclamation manager, and in environmental and lands management.  During the period 1975 through 1997, Jim worked for Freeport Exploration where he worked with a successful exploration team that discovered several Nevada mines.  Later in his Freeport career, he managed mining operations and lead permitting efforts.  For the period 1997 through 2005, Jim was Environmental and Lands Superintendent at Cortez Gold Mines, a large Nevada mine that was a joint venture between Placer Dome and Kennecott Minerals. After retirement from Cortez, and until his employment by Thunder Mountain Gold, Inc. in April 2007, he managed the Elko offices for environmental and hydrogeologic consulting groups. He is the grandson of Daniel C. McRae, the original locator of the gold prospects in the Thunder Mountain Gold Mining District in the early 1900s.

G. Peter Parsley has a Masters in Science degree in geology from the University of Idaho.  He has been a mining professional since 1985 and has experience in gold exploration, mine development, construction, reclamation, and environmental compliance and permitting. He was associated with the Thunder Mountain Project starting in1985 when he was project manager for the exploration program by USMX/Dakota Mining that defined the Dewey mineralization.  After that, he served as President and Exploration Manager for Triumph Gold Corporation that had interests in the United States, China and South America.  Mr. Parsley was appointed Vice President and Exploration Manager for Thunder Mountain Gold, Inc. on April 1, 2006, and was appointed as President of Thunder Mountain Resources in early 2007.

Eric T. Jones has over 25 years of mining, financial and entrepreneurial experience.  He has held positions with Dakota Mining Corp. as General Mine Manager of the Stibnite Mine gold heap leach operation; Hecla Mining Company at their Rosebud Mine in Nevada and Stibnite, Idaho; and with CoCa Mines Cactus Gold Mine in Mojave California where he worked as Mine Engineer.  Eric has experience in start-up companies in the technical, materials, and finance space. Because of Eric’s varied business experience, in 2006 the Board appointed him to the position of Secretary/Treasurer and Chief Financial Officer.  In February 2008 Eric joined Thunder Mountain Gold as Chief Financial Officer, and Vice President of Investor Relations and Business Development.

Dr. Robin S. McRae is a graduate of the Pacific College of Optometry and is a retired Boise optometrist.  He is also the grandson of Daniel C. McRae, and is the son of Robert J. McRae, author of numerous geological reports concerning the Thunder Mountain Mining District.  His knowledge of mining and related exploratory activities is derived from three generations of ownership of the Sunnyside group of claims that the Registrant previously owned.

Edward D. Fields is a professional mineral resource geologist with over 40 years of experience.  He was Manager of Mineral Resources for Boise Cascade Corporation (1983-1999), and was responsible for the discovery of a significant underground gold resource in Washington State.  He also worked for Kennecott Copper Company at their Ok Tedi Mine in Papua New Guinea and as Chief Geologist for the Duval Corporation at the Battle Mountain, Nevada copper-gold mine.  Mr. Fields has a MS degree in geology from the University of Wyoming.

Douglas J. Glaspey is currently Chief Operating Officer  and a Director of U.S. Geothermal, Inc., which currently trades on the American Stock Exchange (Symbol: HTM). Mr. Glaspey has 29 years of operating and management experience with experience in production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting.  He formed and served as an executive officer of several private resources companies in the U.S., including Drumlummon Gold Mines Corporation and Black Diamond Corporation.  He holds a BS degree in Mineral Processing and an Associate of Science in Engineering Science. Mr. Chapman presently spends approximately X percent of his time with us.

R. Llee Chapman was appointed as Director and Chairman of the Audit Committee on January 28, 2010, subsequent to the close of 2009. He is the former Regional Vice President for Newmont Mining Corporation – North America. His many years of mining experience also includes public company CFO level management in positions with Barrick Goldstrike Mines, Apollo Gold Inc., Knight Piesold & Co., Idaho General Mines (now General Moly).  Mr. Chapman holds a Bachelor of Science degree in Accounting from Idaho State University, and is a licensed CPA in Idaho and Montana.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES

PROPOSAL 2: RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN

Introduction

On May 25, 2010, the Board of Directors, subject to shareholder ratification and approval by the TSX-V, approved a Stock Option Plan ("SOP" or the “Plan”). The Plan is a stock-based incentive bonus program, and its purpose is to motivate and reward eligible officers, directors, employees, and consultants for good performance by allowing the issuance of stock options. The Corporation's directors, executive officers, employees and consultants are eligible to receive benefits under the SOP. On August 24, 2010, options proposed pursuant to the Plan, subject to shareholder ratification and approval and TSX-V approval. The securities granted on August 24, 2010 were options to acquire common stock. The exercise price for the options is $0.27 per share, to be paid by cash or check.. On April 24, 2010, the closing price bid and ask price of THMG common stock on the OTCQB was $0.24 and $29 per share, respectively.

The following table sets forth the amounts that will be allocated to each of the following under the SOP:

SOP BENEFITS

Thunder Mountain Gold Stock Option Plan
Name and Position	Dollar Value ($)	Number of Units
Executive Group
E. James Collord, President, Chief Executive Officer	(1)	400,000 Options
Eric T. Jones, Chief Financial Officer	(1)	400,000 Options
G. Peter Parsley, Vice President	(1)	400,000 Options
Non-Executive Director Group
Robin S. McRae	(1)	100,000 Options
Edward Fields	(1)	100,000 Options
Doug Glaspey	(1)	100,000 Options
R. Llee Chapman	(1)	150,000 Options
Non-Executive Officer Employee Group		-0-

(1)

The Dollar Value of the Stock Option Plan Benefits are undeterminable.

The Plan will be administered by THMG’s Compensation Committee and/or THMG’s Board of Directors.   Currently there is no Compensation Committee. The Plan provides for the grant of stock options, incentive stock options, restricted stock awards, and incentive awards to eligible individuals, namely President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and Advisors.

The Board has approved the Plan subject to the ratification and approval by the shareholders and the Toronto Stock Exchange-Venture Listing.

The following summary highlights selected information about the proposed Plan and may not contain all of the information that is important to you. You should carefully read the entire Plan and entire statement for a omplete understanding of the Plan. The Plan is attached as Appendix A.

General.  The Plan is a non qualified deferred compensation Plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

Purpose.  The purpose of the Plan is to provide an incentive to eligible management, directors, employees, consultants and advisors of the Company whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company; and to enable the Company to enlist and retain the best available talent for the conduct of its business.  It is intended that this purpose will be effected through the granting of Stock Options. However the Plan does provide for the issuance of  Common Stock.

Eligibility. Under the Plan eligible individuals affiliated with the Company include: any employees, President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and advisors.  Advisors are only be eligible if they have furnished bona fide services to the Cmpany and the services are not related to the offer or sale of securities in a capital-raising transaction.

Administration.  The Plan will be administered by the Compensation Committee, or if no Compensation Committee has been appointed then the Board of Directors will administer the Plan (the “administrators”). Currently there is no Compensation Committee. The Compensation Committee will have the authority to select, from among eligible persons, the individuals to whom awards will be granted, the number of shares of stock subject to each award, the dates on which the awards will be granted, the pricing and vesting of any awards, to make any combination of awards to any Eligible Participant and to determine the specific terms of each award. The interpretation and construction of any provision of the Plan by the administrators shall be final and conclusive.

Reserved Shares.  The Plan provides for “rolling maximum” and “Evergreen” provisions into the Plan(1) The rolling maximum provision provides that the maximum number of Shares issuable under the Plan is a fixed percentage of 10% of the total number of common shares outstanding, which as of March 30, 2011 represented 27,001,740 Shares on a non-diluted basis. The Plan also allows the number of Shares available for issuance under the Plan to increase automatically with increases in the total number of Shares outstanding. The Evergreen provisions allowed Shares that are issued upon exercise of options under the Plan to become re-available for grant.

Vesting and Forfeitability.  Under the Plan, the vesting of any award is determined by the Compensation Committee.

Stock Options.  The Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock Options" or "NSOs"). The term of each option will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs. The administrators will determine the time or times each option may be exercised. Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the administrators. The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option.  The exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant and such ISO must expire not later than five years after the grant date.  ISOs are also subject to various limitations not imposed on NSOs. For example, The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a Eligible Participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the Eligible Participant is considered the sole beneficiary of the stock option while it is held in trust.

The consideration to be paid for shares issued upon exercise of options granted under the Plan, including the method of payment, shall be determined by the administrators and  shall consist entirely of  cash , check, or wired funds; or (ii)  any combination of the foregoing methods.

All options granted under the Plan must be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

______________

(1) A “rolling maximum” is a fixed maximum percentage of the Company’s outstanding shares, whereby the number of Shares under a Plan increase automatically with increases in the total number of shares. “Evergreen” provisions permit the reloading of shares that make up the available pool of Shares for the SIP, once the options granted have been exercised.

Pricing of Options.  Under the Plan, exercise of a particular option shall be such price, will be fixed by the Committee. However, the exercise price for options and rights granted under the Plan will not be less than the Discounted Market Price of the Common Stock if listed on the TSX-V at the time of the option grant; or, 85% of the Fair Market Value of the Commmon Stock if not listed on the TSX-V at the time of the option grant.. Discounted Market Price is as defined under Policy 1.1 of the TSX-V, and Fair Market Value is as defined in paragraph 2.1 n. of the SOP

ReRepricing.  In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option  under the SOP (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise price of the award.

Term of Options. Under the Plan, no Option may exceed ten years.

Nontransferability.  Options granted pursuant to the Plan are nontransferable by the Eligible Participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the Eligible Participant, only by the Eligible Participant.

Common Stock.  The Plan also permits an outright grant of stock, usually at nominal or no cost. The difference is that a restricted stock plan usually has vesting restrictions, which affords some tax deferral as well as encouraging employee retention. Typically an award of restricted stock will not vest until the employee has completed a specified period of service with the employer. During the restricted period, however, Eligible Participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares during the restricted period.  Since no stock or cash is needed by an employee to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Employee taxability is deferred until full vesting occurs.

 Adjustment Upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the Plan (including shares subject to an option or right) and the price per share covered by each outstanding Stock Option. In the event of the proposed dissolution or liquidation of the Company, all outstanding Stock Options will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to Stock Options under the Plan in such event.

Amendment and Termination.  The Board may amend, alter, suspend or discontinue the Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any Stock Option then outstanding in the Plan, without the written consent of the Eligible Participant. To the extent necessary and desirable to comply with Section 422 of the Internal Revenue Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.  Subject to applicable laws and the specific terms of the Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option at any time. The administrators may also substitute new options, rights or awards for previously granted options, including previously granted options having higher option prices and may reduce the exercise price of any option.

Term of Plan.  The Plan will be effective as of May 2, 2010 and terminate the earlier of (i) ten years from effective date; or, (ii) the date determined by the Board of Directors.

Certain Federal Income Tax Considerations

The following is a brief summary of the federal income tax consequences of transactions under the Plan based on federal securities and income tax laws in effect on December 31, 2010. This summary is not intended to be exhaustive and does not discuss the tax consequences of a Eligible Participant's death, nor does it describe state, local, or international tax consequences.

Non-Qualified Stock Options.  Except as noted below, with respect to Non-Qualified Stock Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Non-Qualified Stock Option will constitute wages for which withholding will be required.  However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder.  See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Incentive Stock Options ("ISO's"). For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A Eligible Participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the Eligible Participant for more than one year. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the Eligible Participant's regular income tax for the year.

Restricted Stock.    A Eligible Participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares received minus any amount paid for the shares. The tax disadvantages of a stock award program to the Company also include (i) taxation for the eligible individual; (ii) payroll tax withholding requirements; and, (iii) need for accurate valuation of the shares being awarded. Since no stock or cash is needed by an eligible individual to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Eligible individual taxability is deferred until full vesting occurs. In addition, the tax deduction afforded to the Company will equal the price or value of the stock at the time the restrictions lapse. There is a charge to the Company’s earnings for accounting purposes generally based on the price of the stock at the time of grant, and, if the restrictions are service based, no additional charge to earnings is required if the stock appreciates in value. As a result, if the stock price increases, the tax deduction accruing to the Company at the time the restrictions lapse may actually exceed the accounting charge. Furthermore, the initial accounting charge is typically spread over the entire restricted period.

Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers.  Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

Capital Gains.  Generally, under law in effect as of October 1, 2010, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 15%. Capital losses are allowed in full against capital gains plus up to $3,000 of other income.

Payment for Option Exercise Price. Payment of the option exercise price may be in cash, check, or wired funds.. The Committee may not permit "cashless" option exercises .

Income Tax Deduction to Company. With respect to nonqualified stock options, the Company will be generally entitled to deduct and a Eligible Participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company would generally not be entitled to a deduction nor does the Eligible Participant recognize income at the time of exercise, although a Eligible Participant may be subject to the U.S. federal alternative minimum tax.

Internal Revenue Code Section 409A.    Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Plan. The intent is for the Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee's separation from service.

Management believes the Plan will enhance the Company’s ability to retain, attract, motivate and reward its employees, officers, directors, and consultants in an increasingly competitive hiring environment.

Date for Plan Effectiveness and Effective Date for Previously Granted Options

The Plan was adopted by the Board of Directors on May 25, 2010, and Options were granted on August 24, 2010, all subject to shareholder ratification and approval.

The effective date of the Plan, if ratified and approved by Shareholders, will be the effective date set forth in the Plan, e.g. May 2, 2010.

Additionally, on August 24, 2010, subject to ratification and approval of the plan by Shareholders and the TSX-V, the Board of Directors made a grant of 2,000,000 options to officers, directors and advisors. Once the Plan is ratified and approved by shareholders and the TSX-V, those prior options will be deemed granted. The effective date of the options granted will be August 24, 2010. For accounting purposes, the options granted will be valued as of the shareholder ratification and approval date. For legal and tax purposes, the options will be deemed granted and valued as of August 24, 2010.

Vote Necessary to Approve the Plan and the Allocation of Additional Shares:

The affirmative vote of the holders of a majority of the shares of the Corporation’s common stock represented and voting at the Annual Meeting is required to ratify and approve the Stock Option Plan and subsequent issuance of options. Unless marked to the contrary, proxies received will be voted FOR approval of the Stock Option Plan..

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3:  RATIFICATION OF INDEPENDENT AUDITORS

DeCoria, Maichel & Teague P.S. independent Certified Public Accountants (“DM-T”), have again been selected by the Board of Directors as the independent auditors for the Company for the fiscal year ending December 31, 2010. Shareholder ratification of the selection of DM-T as the Company’s independent auditors is not required by the Bylaws or otherwise. However, Management is submitting the selection of DM-T to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection if ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

DM-T has served as an independent auditor for the Corporation since the fiscal year ended December 31, 2003. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. DM-T will not be represented at the annual meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2010, as provided by DeCoria, Maichel and Teague, P.S. We expect that DeCoria, Maichel and Teague, P.S. will serve as our auditors for fiscal year 2011.

Year Ended	December 31, 2010	December 31, 2009
Audit fees	$32,493	$37,390
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total Fees	$32,493	$37,390

The Company’s Board of Directors reviewed the audit services rendered by DeCoria, Maichel and Teague, P.S. and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Company. The Company does not use DeCoria, Maichel and Teague, P.S. for financial information system design and implementation. We do not engage DeCoria, Maichel and Teague, P.S to provide compliance outsourcing services.

Audit Fees represent the aggregate fees billed by DM-T for the audit of our annual financial statements included in the Annual Report on Form 10-K, review of financial statements included in the Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, and services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

Tax Fees represent the aggregate fees billed by DM-T for tax compliance services.

 All Other Fees represent the aggregate fees billed by DM-T for services other than those reported in the above categories..

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of  DeCoria, Maichel & Teague P.S.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3

PROPOSAL 4:

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

Additional Company Information

Security Ownership of Certain Beneficial Owners and Management

The following table summarizes ownership of common stock by our officers and directors and beneficial owner of more than 5% of the outstanding shares of our common stock, as of December 31, 2910:

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders below is c/o Thunder Mountain Gold, Inc., 1022 Airport, Boise, Idaho 82001.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Executive Officers
E. James Collord	1,703,200(2)(3)	6.3%
Eric T. Jones	1,978,577(2)	7.3%
G. Peter Parsley	581,962(2)	2.2%
Robin S. McRae	439,307(2)	1.6%
Edward Fields	142,393(2)	0.5%
Doug Glaspey	150,000(2)	0.6%
R. Llee Chapman	161.800(2)	0.6%
All current executive officers and directors as a group	5,157,239	19.1%
5% or greater shareholders
None	-	-

(1) Based on 27,001,740 shares of common stock issued and outstanding as of December 31, 2010.

(2) Sole voting and investment power.

(3) Includes 50,000 shares held in trust for Mr. Collord’s son, Jerritt Collord.

Outstanding Equity Awards at Fiscal Year-End

On August 24, 2010, our Board of Directors authorized the grant of options to acquire 2,000,000 shares of common stock for our officers, directors, and key advisers, if our Plan is ratified by shareholders and approved by the TSX-V.

Subject to the foregoing conditions, the following table summarizes options granted to our officers and directors as of December 31, 2010:

Outstanding Equity Awards as of December 31, 2010

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date
E. James Collord President, C.E.O., and Director	-0-	400,000	-0-	$0.27	(2)
Glen P. Parsley V.P. and Director	-0-	400,000	-0-	$0.27	(2)
Eric T. Jones C.F.O. and Director	-0-	400,000	-0	$0.27	(2)
Llee Chapman Director	-0-	150,000	-0-	$0.27	(2)
Doug Glaspey Director	-0-	100,000	-0-	$0.27	(2)
Robin S. McRae Director	-0-	100,000	-0-	$0.27	(2)
Edward Fields Director	-0-	100,000	-0-	$0.27	(2)

(1)

Options cannot be exercised until our Plan has been ratified and approved by our shareholders and the TSX-V.

(2)

Options expire on the date that is five years from the later of the date that the Plan is ratified and approved by our shareholders and the TSX-V.

Executive Compensation

Pete Parsley continued his full-time position as Vice President and Exploration Manager during 2009 at $105,000 per year.

Jim Collord voluntarily reduced his salary to $12,000 per year commencing in June 2008 which continued throughout 2009 to maximize financial resources toward exploration efforts.

Eric Jones commenced working for us in February 2008 at a 75% of a full-time rate of $100,000 per year, or $75,000 per year which was further reduced to a temporary rate of $12,000 per year starting June 1, 2009 through September 30, 2009.  His salary was returned to the 100% full-time rate of $100,000 starting in October 2009.

No other compensation in the form of stock grants, options or bonuses were given to the above Officers and Directors during the year ending December 31, 2009.

Director Compensation

The directors were entitled to receive reimbursement of reasonable expenses incurred in connection with Board-related activities for serving on our Board of Directors and committees of our Board:

Summary Compensation Table

Compensation to directors also included reimbursement of out-of-pocket expenses that are incurred in connection with the directors’ duties associated with our business. There is currently no other compensation arrangements for our directors. The following table provides certain summary information for the fiscal year ended December 31, 2010 concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and three other highest paid executive officers, including our Directors:

Name & Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Non-Equity Incentive Plan Compen- sation (US$)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings (US$)	All Other Compensation/ Directors Fee (US$)	Total (US$)
Jim Collord, President & CEO	2010 2009	$76,668 $12,000	- -	$17,000 -	- -	- -	- -	- -	$93,668 $12,000
Eric T. Jones, CFO, Sec/Treasurer	2010 2009	$103,335 $60,270	- -	$17,000 -	- -	- -	- -	- -	$120,335 $60,270
Pete Parsley, V.P. & Director	2010 2009	$107,668 $103,000	- -	$17,000 -	- -	- -	- -	- -	$124,668 $103,000
Doug Glaspey Director	2010 2009	- -	- -	$8,500 -	- -	- -	- -	- -	$8,500 -
Robin S. McRae, Director	2010 2009	- -	- -	$8,500 -	- -	- -	- -	- -	$8,500 -
Edward Field, Director	2010 2009	- -	- -	$8,500 -	- -	- -	- -	- -	$8,500 -
R. Llee Chapman Director	2010 2009	- n/a	- n/a	- n/a	- n/a	- n/a	- n/a	- n/a	- n/a

There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

No grants of options and/or Stock Appreciation Rights were given during the fiscal year ended December 31, 2009.  There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

Related Party Transactions

As authorized by Board Resolution on March 30, 2010, a total of 550,000 shares of common stock were issued, of which 450,000 shares were issued to the Company’s Executive Officers and Directors. The stock was valued based on the fair market value of the Company’s common stock on the date of the awards. The Company recognized $76,500 in stock compensation expense for the year ended December 31, 2010.

The following table summarized the awards to Executive Officers & Directors:

Name and Relation	Shares Awarded	Price$/ Share	Percent of Class(1)
E. James Collord, - President and Director	100,000	$0.17	$17,000
Eric T. Jones - CFO, Sec/Treasurer and Director	100,000	$0.17	$17,000
G. Peter Parsley, Vice-President and Directors	100,000	$0.17	$17,000
Robin S. McRae, Director	50,000	$0.17	$ 8,500
Edward Fields, Director	50,000	$0.17	$ 8,500
Doug Glaspey, Director	50,000	$0.17	$ 8,500
Total	450,000	$0.17	$76,500

On August 24, 2010 the Board approved a grant of 2 million options under the SOP to Directors, Executive Officers and other non-employees consultants. The options have a strike price of $0.27, which approximates the fair market value of the Company’s common equity on the date of grant, based on the average of the bid/ask prices as quoted by the National Quotation Bureau on the day of grant. The option certificates will reflect the actual date of the grant upon approval of the SOP by shareholders. The Company did not recognize any stock compensation expense related to the option grant as the awards are contingent upon approval of the SOP by shareholders and approval by the TSX-V.

Certain Business Relationships:

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Indebtedness of Management:

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Directors’ Stock Purchases

The Directors’ of the Corporation purchased common stock in 2010, as follows:

Certain Directors of the Company purchased common stock in 2010. Mr. Jones participated in the private placement that closed on September 24, 2010, receiving a total of 130,000 units in the placement. Mr. Jones purchased 52,000 units at Cdn$0.20 per unit, each unit consisting of one common share, and one warrant to purchase a share of common stock. Mr. Jones also received 78,000 units in full satisfaction of $21,000 in deferred compensation owed by the Company to Mr. Jones at the date of the placement.  Mr. Chapman also participated in the same private placement that closed on September 24, 2010, purchasing a total of 52,000 units at Cdn$0.20 per unit, each unit consisting of one common share, and one warrant to purchase a share of common stock. Stock transactions for directors and officers were reported on Form 4 and are available on the SEC website.

Board Meetings and Committees

The Company's Board of Directors held three formal meetings during the 2009 calendar year, and four formal meetings in 2010. In all periods, Directors attended the meetings either physically or via teleconference. Each incumbent director was in attendance at all meetings, whether in person or by telephone.

There is only one committee of the Board of Directors, namely, an Audit Committee, There are no other committees.

The Audit Committee consists of the following members: R. Llee Chapman, Douglas Glaspey and Edward Fields. Mr. Chapman was appointed as Chair of the Audit Committee. The Directors have designated R. Llee Chapman as the “audit committee financial expert” as defined under the applicable rules of the SEC. The Audit Committee’s purpose is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining to the accounting policies and reporting practices of Thunder Mountain Gold pursuant to the Committee’s charter. All of the foregoing directors are independent. The Audit Committee has conducted oversight activities for Thunder Mountain Gold, Inc. in accordance with the duties and responsibilities outlined in the Audit Committee charter.  Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants. The Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters. The report of the Audit Committee is attached hereto.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. Our Code was filed as an exhibit to our annual report on Form 8-K for the period ended May XX, 2010. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To our knowledge, no persons failed to file on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2010.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Company's next Annual meeting is scheduled for March XX, 2012. A Shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Company’s Secretary of the terms and content of the proposal no later than July 29, 2010. The Company’s By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. A copy of the pertinent By-Law provisions are available upon written request to Eric T. Jones, Secretary, Thunder Mountain Gold, Inc., 1239 Parkview Drive, Elko, Nevada 89801

FORM 10-K

Any shareholder of record may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the "Form 10-K"), without cost, upon written request to the Secretary of the Company. The Form 10-K is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.

By Order of the Board of Directors

/s/ E. JAMES COLLORD

E. James Collord, President & Principal Executive Officer

May  __, 2011

APPENDIX A

STOCK OPTION PLAN

Of

THUNDER MOUNTAIN GOLD, INC.

 THUNDER MOUNTAIN GOLD, INC.

(a Nevada corporation)

STOCK OPTION PLAN

(the “Plan”)

1.

Purpose. The purpose of this Plan is to promote to the interests of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees and consultants, including officers and directors, and giving such employees, management, directors, and consultants the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in its continued success and progress as well as increasing the productivity of those individuals whom the Committee deems to have the potential to contribute to the success of the Company.

2.

Definitions. Unless otherwise indicated, the following words when used herein will have the following meanings:

a.

“Board of Directors” means the board of directors of the Company.

b.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

c.

“Common Stock” means the Company's common stock (par value $0.0001) and any share or shares of the Company's common stock hereafter issued or issued in substitution for such shares.

d.

“Company” means Thunder Mountain Gold, Inc., a Nevada corporation and its directly and indirectly-controlled subsidiaries.

e.

“Committee” means the body appointed by the Board of Directors which will be comprised in such a manner as to comply with the requirements, if any, of Rule 16b-3 (or any successor rule) under the Exchange Act and of Section 162 of the Code.

f.

“Compensation Committee” means the compensation committee of the Board of Directors.

g.

“Consultant” has the meaning set out in the policies of the TSX-V.

h.

“Director” means a member of the Board of Directors.

i.

“Discounted Market Price” has the meaning set out in the policies of the TSX-V.

j.

“Effective Date” means May 1, 2010.

k.

“Eligible Participant” has the meaning set forth in Section 4 hereto.

l.

“Employee” means:

(i)

an individual who is considered an employee under the Code;

(ii)

an individual who works full-time for the Company or an affiliate of the Company providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Company or an affiliate on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source, and may include an Officer.

m.

“Exchange Act” means the Securities Exchange Act of 1934.

n.

“Fair Market Value” means the per share value of the Common Stock determined as follows:

(a) if the Common Stock is listed on an established stock exchange, exchanges, or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which the Common Stock is traded or as reported by NASDAQ;

(b) if the Common Stock is not then listed on an established exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASD OTC electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ, NASD or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or

(c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Committee.

o.

“Incentive Stock Option” means any option granted to an Eligible Participant under the Plan which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

p.

“Insider” has the meaning set out in the policies of the TSX-V.

q.

“Investor Relations Activities” has the meaning set out in the policies of the TSX-V.

r.

“Management Company Employee” means an individual employed by a Company or individual providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Company or individual engaged in Investor Relations Activities.

s.

“Nonqualified Stock Option” means any option granted to an Eligible Participant under the Plan which is not an Incentive Stock Option.

t.

“Officer” means a duly-appointed senior officer of the Company, including the President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer of the Company.

u.

“Option” means and refers collectively to Incentive Stock Options and Nonqualified Stock Options.

v.

“Option Agreement” means such Option agreement or agreements as are approved from time to time by the Board and as are not inconsistent with the terms of this Plan.

w.

“Option Share” means any share of Common Stock issuable upon exercise of an Option.

x.

“Optionee” means any Eligible Participant who is granted an Option under the Plan. “Optionee” will also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or purusant to a QDRO.

y.

“Subsidiary” means a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

z.

“TSX-V” means the Toronto Stock Venture Exchange.

3.

Administration.

a.

This Plan will be administered by the Compensation Committee or if there is no Compensation Committee appointed by the Board of Directors, then by the Board of Directors as a whole (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee will have the authority, in its discretion, to determine all matters relating to the award and issuance of Common Stock or the grant of Options to be granted under this Plan, including the selection of individuals to be granted Options, the number of shares of Common Stock to be subject to each grant, the date of grant, the termination of the Options, the term of Options, vesting schedules, and all other terms and conditions thereof. Such authority will also include the authority in the event of a spin-off or other corporate transaction to permit substitution of an Option with a stock option from another company or an award denominated in other than shares of Common Stock. Grants under this Plan to Eligible Participants need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve whether the grant of Options will consist of an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the “Code”), or a Non-Qualified Stock Option, which will consist of any Option other than an Incentive Stock Option.

b.

Options will be evidenced by written agreements (“Option Agreements”) which will contain such terms and conditions as may be determined by the Committee. Each Option Agreement will be signed on behalf of the Company by an officer or officers delegated such authority by the Committee.

c.

All decisions made by the Committee pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors will be final and conclusive, subject to regulatory approval, including the approval of the TSX-V.

d.

No member of the Committee will be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Company will indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

4.

Eligibility and Participation. The group of individuals eligible to receive Options will consist only of the following (the “Eligible Participants”):

a.

Directors and Officers of the Company,

b.

Employees of the Company and Management Company Employees, and

c.

Consultants of the Company, except as provided herein,

and includes a company of which 100% of the share capital is beneficially owned by one or more individual Eligible Participants.

Consultants will only be eligible to receive Options if they have furnished bona fide services to the  Company and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

5.

Shares Subject to This Plan.

a.

The stock to be offered under the Plan will be shares of Common Stock. The aggregate number of shares reserved for issuance under this Plan will be fixed at 10% of the total number of issued and outstanding shares of Common Stock from time to time, such that the Common Stock reserved for issuance under this Plan will increase automatically with increases in the total number of shares of Common Stock issued and outstanding. The prescribed maximum percentage may be subsequently increased to any other specified amount, provided the change is authorized by a vote of the stockholders of the Company in accordance with the policies of the TSX-V.

If an Option expires, is surrendered in exchange for another Option, or terminates for any reason during the term of this Plan prior to its exercise in full, the shares subject to but not delivered under such Option will be available for Options thereafter granted and for replacement Options which may be granted in exchange for such surrendered or terminated Options. Common Stock which has been issued pursuant to the exercise of Options granted under this Plan since the inception of the Plan will not be considered to reduce the maximum number of Shares which may be issued to Eligible Participants under Options issued and outstanding pursuant to this Plan.

6.

Grants of Options

a.

At any time and from time to time prior to the termination of the Plan, Options may be granted by the Committee to any individual who is an Eligible Participant at the time of grant.  Options granted pursuant to the Plan will be contained in an Option Agreement in a form approved by the Committee and, except as hereinafter provided, will be subject to the provisions of this Plan, in addition to such other terms and conditions as the Committee may specify.

b.

In addition, for as long as the Common Stock of the Company is listed on the TSX-V, the Company will comply with the following requirements in addition to any other requirements imposed under the policies of the TSX-V:

i.

Options to acquire more than 2% of the issued and outstanding Common Stock of the Company will not be granted to any one Consultant in any 12 month period, calculated at the date the Option was granted;

ii.

Options to acquire more than an aggregate of 2% of the issued and outstanding Common Shares of the Company may not be granted to persons employed to provide Investor Relations Activities in any 12 month period, calculated at the date the Option was granted;

iii.

Options issued to Eligible Persons performing Investor Relations Activities must vest in stages over 12 months with no more than one-quarter (1/4) of the Options vesting in any three-month period;

iv.

For Options granted to Employees, Consultants or Management Company Employees, the Company will represent that the Optionee is a bona fide Employee, Consultant or Management Company;

v.

Any Options granted to an Eligible Participant must expire within a reasonable period following the date that the Optionee ceases to occupy such role;

vi.

No term of any Option may exceed 10 years; and

vii.

The Company will obtain disinterested shareholder approval in accordance with the policies of the TSX-V in the following circumstances:

A.

for Options granted to any one individual in any 12-month period to acquire Option Shares exceeding 5% of the issued and outstanding Common Stock of the Company;

B.

for Options granted to Insiders within a 12-month period to acquire Option Shares exceeding 10% of the issued and outstanding Common Shares of the Company;

C.

for any amendment to or reduction in the exercise price of an Option if the Optionee is an Insider of the Company at the time of the amendment; and

D.

for the Plan, if the Plan, together with all of the Company’s previously established and outstanding stock option plans or grants, could result at any time in the grant to Insiders of the Company of a number of Option Shares exceeding 10% of the Company’s issued Common Shares.

7.

Incentive Stock Options.

a.

An Option designated by the Committee as an “Incentive Stock Option” is intended to qualify as an “Incentive Stock Option” within the meaning of Subsection (b) of Section 422 of the Code.

b.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options (determined without regard to this Subsection 7(b)) are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other Incentive Stock

Option Plans of the Company) exceed $100,000, such Options will be treated as Non-Qualified Options and will not qualify as incentive Stock Options.

c.

Should Section 422 of the Code or regulations or pronouncements thereunder be modified during the term of this Plan, this Plan and any outstanding Options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

d.

Notwithstanding the definition of “Fair Market Value” in this Plan, fair market value in connection with any Incentive Stock Options will be determined under the applicable method provided by Regulations under Section 2031 of the Code.

e.

In the case of an Incentive Stock Option: (a) granted to a Eligible Participant who at the time of the grant owns Common Stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; or (b) granted to any other Eligible Participant, the per share exercise price will be no less than 100% of the fair market value per share of Common Stock on the date of grant.

f.

In the case of an Incentive Stock Option  granted to a Eligible Participant who at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the date the Incentive Stock Option is granted.

g.

If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Optionee prior to the expiration of either two years from the date of grant of such Option, one year from the transfer of shares of Common Stock to the Optionee pursuant to the exercise of such Option or in any other disqualifying disposition, within the meaning of Section 422 of the code, such Optionee will notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by an Optionee will not affect the status of any other Incentive Stock Option granted under the Plan.

h.

No Incentive Stock Options will be granted under this Plan more than 10 years after the date that the Plan is adopted or approved by the shareholders of the Company, whichever is earlier.

i.

No Incentive Stock Option will be exercisable more than 10 years from the date it is granted; provided, however, that the case of an Eligible Participant who at the time of grant owns Common Stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, the Incentive Stock Option may not be exercised after the expiration of five (5) years from the date of grant.

8.

Term of Option Period. The term during which Options may be exercised will be determined in the discretion of the Committee, except that the period during which each Option may be exercised will expire no later than on the tenth anniversary of the date of grant.

9.

Exercise Price. Subject to any limitations provided for in Section 7 herein and to any additional limitations imposed by the TSX-V, the price at which shares of Common Stock may be purchased upon the exercise of an Option will be such price as fixed by the Committee, provided that such exercise price will not be less than:

a.

the Discounted Market Price if the Common Stock is listed on the TSX-V at the time of the grant, and

b.

85% of the Fair Market Value if the Common Stock is not listed on the TSX-V at the time of the grant of the Option.

If the shares of Common Stock become listed on another stock exchange, then the exercise price will not be less than the exercise price permitted by such exchange.

10.

Payment of Exercise Price. The Committee will determine the terms of payment by each Eligible Participant for shares of Common Stock to be purchased upon the exercise of Stock Options. Such terms will be set forth or referred to in the Option Agreement.  No Option Share may be issued until payment in full of the exercise price has been received by the Company.

11.

Form of Exercise Payment. An Option may be exercised by payment of cash, cashier’s check or wired funds, or any combination of the foregoing methods, as approved by the Committee.

12.

Vesting; Exercise of Options and Rights.

a.

Subject to the provisions of subsection 12(g) herein, an Option will vest and become nonforfeitable and exercisable, pursuant to such vesting schedules as determined by the Committee, but in no event later than 5 years from the date of grant. Eligible Participants may be credited with prior years of service for purposes of any vesting schedules, at the discretion of the Committee.

b.

Each Option granted will be exercisable in whole or  in part at any time or from time to time during the option period as the Committee may determine, provided that the election to exercise an Option will be made in accordance with applicable Federal laws and regulations, and further provided that each Option will contain a provision that will prevent exercise of the Option unless the Optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the Option. However, the Committee may in its discretion accelerate the vesting schedule of any option at any time.

c.

No Option may at any time be exercised with respect to a fractional share of Common Stock.

d.

As a condition to the exercise of an Option, Optionees will make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that my arise in connection with such exercise.

e.

No shares of Common Stock will be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto.

f.

Notwithstanding any vesting requirements contained in any Option, all outstanding Options will become immediately exercisable (a) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (b) at such time as a third person, including a “group” as defined in Section 13(d) of the Exchange Act, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (c) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as  an independent, publicly-owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred will be final and conclusive.

g.

Notwithstanding any other provisions of this Agreement to the contrary, the right of any Eligible Participant to receive any benefits hereunder will terminate and will be forever forfeited if such Eligible Participant's employment with the Company is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised Options will be deemed null and void.

13.

Transferability of Options. The right of any Optionee to exercise an Option granted under the Plan will, during the lifetime of such Optionee, be exercisable only by such Optionee or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”) and will not be assignable or transferable by such Optionee other than by will or the laws of descent and distribution or a QDRO.

14.

Termination of Relationship. No Option may be exercised after the Optionee, if a Director or Officer, has ceased to be a Director or Officer or, if an Employee or other Eligible Participant has left the employ or service of the Company or an affiliate of the Company, except as follows:

a.

notwithstanding any other provision of this section 14, if and to the extent provided in the Optionee’s employment agreement;

b.

in the case of the death of an Optionee, any vested Option held by him or her at the date of death will become exercisable by the Optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the expiry date of such Option;

c.

subject to the other provisions of this Section 14, including the proviso below, vested Options will expire 90 days after the date the Optionee ceases to be employed by, provide services to, or be a Director or Officer of, the Company or an affiliate of the Company, and all unvested Options will immediately terminate without right to exercise same; and

d.

in the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same, provided that in no event may the term of the Option exceed 10 years. Notwithstanding the provisions of subsection 14(c), the Board may provide for the vesting of all or any part of the Optionee’s Options that are unvested at the date the Optionee ceases to be employed by, provide services to, or be a Director or Officer of, the Company or an affiliate, and may extend the time period for exercise of an Option to a maximum of the original term of the Option, all as the Board deems appropriate in the circumstances contemplated by subsection 14(c).

15.

Changes in Common Stock. The aggregate number and class of shares on which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), of each such Option, will all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares of Common Stock, or any spin-off, spin-out, split-up, or other distribution of assets to shareholders, or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of Common Stock without the receipt of consideration by the Company, or assumption and conversion of outstanding grants due to an acquisition.

16.

Amendment and Discontinuance.  The Board of Directors may suspend, discontinue, or amend the Plan to reduce the number of shares of Common Stock under option, increase the exercise price, or cancel an Option.  Except as contemplated below, the Board of Directors may amend other terms of the Plan only where approval of the TSX-V has been obtained, and if the following requirements are satisfied:

a.

If the Optionee is an Insider of the Company at the time of the amendment, the Company obtains disinterested shareholder approval;

b.

The Option exercise price can be amended only if at least six months have elapsed since the later of the date of commencement of the term, the date the Company’s shares of Common Stock commenced trading, or the date the Option exercise price was last amended;

c.

If the option price is amended to the Discounted Market Price, the TSX-V hold period will apply from the date of the amendment.  If the option price is amended to the Market Price, the Exchange hold period will not apply;

d.

Any extension of the length of the term of the Option is treated as a grant of a new Option, which must comply with the policies of the TSX-V.  The term of an Option cannot be extended so that the effective term of the Option exceeds 10 years in total.  An Option must be outstanding for at least one year before the Company can extend its term; and

e.

The TSX-V must accept a proposed amendment before the amended Option is exercised.

However, the Board may amend the terms of the Plan to comply with the requirements of any applicable regulatory authority without obtaining shareholder approval, including (a) amendments of a housekeeping nature to the Plan; (b) a change to the vesting provisions of an Option or the Plan; and (c) a change to the termination provisions of an Option or the Plan which does not entail an extension beyond the original expiry date.

Notwithstanding the foregoing, no amendment to this Plan will, except with the consent of the Optionee, adversely affect the rights under an Option previously granted.

If the amendment of an Option requires regulatory approval or shareholder approval, such amendment may be made prior to such approvals being given, but no such amended Options may be exercised unless and until such approvals are given.

17.

Term of Plan. This Plan will be effective as of the Effective Date and will terminate on the earlier of:

a.

The date which is ten years from the Effective Date; and

b.

Such earlier date as the Board may determine (the “Termination Date”).

No Incentive Stock Options will be granted under this Plan after the Termination Date.

18.

Compliance with Securities Laws. No Option will be exercisable in whole or in part, nor will the Company be obligated to issue any Option Shares pursuant to the exercise of any such Option, if such exercise and issuance would, in the opinion of counsel for the Company, constitute a breach of any applicable laws from time to time, or the rules from time to time of the TSX-V or other securities regulatory authority to which the Company is subject.  Each Option will be subject to the further requirement that if at any time the Board determines that the listing or qualification of the Option Shares under any securities legislation or other applicable law, or the consent or approval of any governmental or other regulatory body (including the TSX-V), is necessary as a condition of, or in connection with, the issue of the Option Shares hereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.  No shares of Common Stock will be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto. In order to ensure compliance with applicable securities laws, upon demand by the Company, the Optionee will deliver to the Company a representation in writing that the purchase of all shares of Common Stock with respect to which notice of exercise of the Option has been given by Optionee is being made for investment only and not for resale or with a view to distribution and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period will be a condition precedent to the right to purchase such shares.   Each Optionee further acknowledges that any Option Shares issued upon exercise of an Option may be “restricted securities” upon issuance and the certificates representing such shares legended in the event that the issuance of the Option Shares has not been registered by an effective registration statement under the United States Securities Act of 1933, as amended.  In addition to any resale restrictions imposed under securities laws, where the exercise price of the Option is based on the Discounted Market Price, any Option Shares will be legended with a four-month hold period under the policies of the TSX-V, which hold will date from the date the Option is granted.

19.

Rights as Shareholder and Employee. An Optionee will have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an Option or other rights herein, nor any other action taken pursuant to the Plan will constitute or be evidence of any agreement or understanding, express or implied, that a Eligible Participant has a right to continue as an Employee for any period of time or at any particular rate of compensation.

20.

Currency. All references to “$” herein are to the United States Dollar.

21.

Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law.

22.

Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Eligible Participant in the conduct of his own affairs. An Eligible Participant, therefore, may sell stock purchased under the Plan at any time he or she chooses, subject to compliance with any applicable Federal or state securities laws. THE PARTICIPANT ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

23.

Regulatory Approval.  This Plan will be subject to the approval of any regulatory authority whose approval is required, including any approval of the TSX-V. Any Options granted under this Plan prior to such approvals being given will be conditional upon such approvals being given, and no such Options may be exercised unless and until such approvals are given. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the regulatory approval required in connection with the authorization, issuance, or sale of such shares.

24.

Other Benefit and Compensation Programs. Unless otherwise specifically determined by the Committee, grants of Options under the Plan will not be deemed a part of an Eligible Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

25.

Unfunded Plan.  Unless otherwise determined by the Board, the Plan will be unfunded and will not create (or be construed to create) a trust or a separate fund or funds.  The Plan will not establish any fiduciary relationship between the Company and any Eligible Participant or other person.  To the extent any person holds any rights by virtue of Options granted under the Plan, such rights will constitute, general unsecured liabilities of the Company and will not confer upon any Optionee any right, title or interest in any assets of the Company.

26.

Arbitration.  Any controversy arising out of, connected to, or relating to any matters herein of the transactions between an Eligible Participant and the Company (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, or promoters of the Company), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State Anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, unjust termination, breach of contract, and/or conversion will be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of  Nevada law.  In the event of such a dispute, each party to the conflict will select an arbitrator, which will constitute the three person arbitration board.  Participants will be required to waive any right to an  award of punitive damages. The decision of a majority of the board of arbitrators, who will render their decision within thirty (30) days of appointment of the final arbitrator, will be binding upon the parties. Venue for arbitration will lie in Boise, Idaho.

27.

Shareholder Approval.  This Plan is subject to the approval of the shareholders of the Company.  Any Options granted prior to such approval are conditional upon such approval being given, and no such Options may be exercised unless and until such approval is given.